SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549





                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





                Date of Report:  January 23, 1997



                         THE KROGER CO.
     (Exact name of registrant as specified in its charter)


An Ohio Corporation            No. 1-303           31-0345740
(State or other jurisdiction   (Commission File  (IRS Employer
of incorporation)               Number)            Number)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

Item 5.   Other Events
-------   ------------

          On January 23, 1997, the Company released its earnings for the Fourth Quarter and Fiscal Year 1996 in the form attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------
          (c)  Exhibits

               99.1 Other Exhibits--Earnings Release for
                    Fourth Quarter and Fiscal Year 1996

                            SIGNATURE
                          ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        THE KROGER CO.


January 23, 1997                        By: (Paul W. Heldman)
                                           ------------------
                                            Paul W. Heldman
                                             Vice President,
                                             Secretary and
                                             General Counsel














                          EXHIBIT INDEX
                         -------------


Exhibit
-------

99.1 Other Exhibits--Earnings Release for Fourth Quarter and Fiscal Year 1996